Annuity Investors Life Insurance Company
Annuity Investors Variable Account B
The Commodore Spirit, The Commodore Advantage, and The Commodore Independence
Supplement Dated June 15, 2010 to Prospectus Dated May 1, 2010
DWS Small Cap Index VIP is one of the underlying Portfolios for The Commodore Spirit, The Commodore Advantage and The Commodore Independence Contracts. Information about this Portfolio was inadvertently deleted from two tables in the 2010 Contract prospectuses. The missing information is set out below.
•	The table on the cover page of the prospectus should include the following information.

DWS Investments VIT Funds —Small Cap Index VIP-Class A

•	The table in The Portfolios section of the prospectus should include the following information.

PORTFOLIO	SHARE CLASS	ADVISOR	INVESTMENT CATEGORY
DWS Investments VIT Funds

Small Cap Index VIP	Class A	Deutsche Asset Management, Inc.	Domestic equity:
		Sub-Adviser—Northern Trust Investments, N.A.	Small blend

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.